Exhibit 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Amneal Pharmaceuticals, Inc. (the “Company”) for the fiscal quarter ended March 31, 2020 (the “Report”), Anastasios Konidaris, Senior Vice President and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 11, 2020	By:	/s/ Anastasios Konidaris
Anastasios Konidaris
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Amneal Pharmaceuticals, Inc. and will be retained by Amneal Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.